Phoenix Life Sciences International Limited 8-K

Exhibit 99.2

Phoenix Life Sciences International Announces Significant Retirement of Convertible Debt and Elimination of Outstanding Preferred Shares

DENVER , Nov. 13, 2018 (GLOBE NEWSWIRE) — Phoenix Life Sciences International Limited (“Phoenix Life”) (OTC: PLSI), an international adaptive healthcare solutions company, today announced that it has retired additional convertible debt, positioning the company with no more outstanding preferred shares or debt that is subject to conversion.

As a part of the implementation of its fiscal policy aimed at bringing shareholders value and forwarding the company’s mission of creating a global platform for plant-based pharmaceuticals, including bringing medical cannabis products into the mainstream of healthcare, the company has retired its outstanding Series C debt and canceled its Series A and B.

“To operate under the umbrella company Phoenix Life Sciences International, we executed the consolidation of various entities and focused on eliminating as much expensive debt as possible,” said Martin Tindall, Chief Executive Officer of Phoenix Life Sciences International. “Many companies must deal with this issue in later stages of their growth. We are confident that addressing these types of fiscal issues ahead of reaching larger milestones in the ramp up of our product offering is crucial in building a solid fiscal structure for the open markets. We are proud that we were able to achieve this now and focus our attention on our many global healthcare initiatives.”

The company has recently announced multiple milestones in its progress including:

•	Completion of merger including retiring all convertible notes
•	Appointment of new Board of Directors and executive team
•	Received approval to establish operations in the country and manufacture botanical pharmaceutical products
•	Medical Advisory Council added Diabetes Director

Currently, Phoenix Life is working with the government of the Republic of Vanuatu to target the treatment of diabetes with its cannabis-derived medications. The company plans to utilize a vertically-integrated supply chain model and to springboard distribution throughout the Australian and South Pacific markets, as well as to 30 or more of the countries that have approved medical cannabis.

For more information about Phoenix Life, please visit https://www.plsi.co/.

About Phoenix Life Sciences International Limited
Phoenix Life Sciences International Limited is an adaptive global healthcare solutions company. Our business is to advance research and integrate programs and manufacturing of products that target and treat diabetes, pain, cancer, and address psychological, gastrointestinal, autoimmune, neurological and sleep disorders. We strive to create partnerships and integrate these programs for human health into communities worldwide as part of our Global Health Initiative.

FORWARD-LOOKING STATEMENTS

Information contained in this press release regarding Phoenix Life Sciences International, Limited and its subsidiaries, (the “Companies”) may constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements. The words “plan”, “forecast”, “anticipates”, “estimate”, “project”, “intend”, “expect”, “should”, “believe,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to the Companies herein are expressly qualified in their entirety by the above-mentioned cautionary statement. The Companies disclaim any obligation to update forward-looking statements contained in this press release, except as may be required by law.

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and therefore the products sold by Phoenix Life Sciences International are not available on U.S.

LEGAL DISCLOSURE

Phoenix Life Sciences International does not sell or distribute any products in the United States that are in violation of the United States Controlled Substances Act (US.CSA). This company does not grow, sell, and distribute cannabis-based products in the United States and is solely involved with the legal distribution of medical cannabis-based products within certain international markets outside of the United States.

Investor Contact:
Phone: 1.888.717.5655 or international +1.720.699.7222
E-mail: investor.relations@phoenixlife.co

Media Contact:
Kathryn Reinhardt
CMW Media
Kathryn@cmwmedia.com
1-858-283-4005